Melinta Therapeutics The Antibiotics Company Q4 2017 Earnings Conference Call March 13, 2018 . Exhibit 99.2

Cautionary Note Regarding Forward-looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. Risks and uncertainties for Melinta Therapeutics, Inc. (the “Company”) are more fully described in the Company’s filings with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2017, which the Company expects to file promptly with the SEC and, its Quarterly Reports on Form 10-Q. .

Q4 2017 Earnings Conference Call - Agenda 1. Business Overview Dan Wechsler, President and CEO Q4 2017 Highlights and Recent Events Integration Update Commercial Overview Pipeline and Publication Highlights 2. Financial Results and Outlook Paul Estrem, CFO 3. Conclusion and 2018 Catalysts Dan Wechsler, President and CEO .

Q4 Highlights and Recent Events Merged with Cempra to become a publicly-traded company Acquired The Medicines Company ID Business including three approved products and strong ID-focused organization Integration nearing completion with strong, combined team Vabomere launched Oct. 28, 2017 Baxdela launched Feb. 6, 2018 Baxdela ABSSSI EMA regulatory filing submitted by partner Menarini Ex-US MA filed for Baxdela in Argentina with partner Eurofarma Discovery asset Radezolid Entered Phase 2 for acne vulgaris Received FDA QIDP designation for bacterial vaginosis Business Product Transformed into Largest Pure-play Antibiotics Company >$1 Billion US Peak Sales Potential From 4 Approved Products .

Integration Nearing Completion Strong, experienced, combined team executing on product launches, assessing pipeline and developing New Melinta culture Products performing during period of transition Vabomere and Baxdela launches underway with early favorable trends Minocin and Orbactiv combined experiencing double-digit growth Pharmaceutical Development Committee established to evaluate pipeline priorities All key milestones & deadlines met during period of integration .

Robust and Complementary Product Portfolio of Four Approved Assets with Significant Commercial Potential . cUTI including KPC-mediated CRE Acinetobacter in the Hospital Setting ABSSSI Patients with Comorbidities in the Hospital, Emergency and Outpatient Setting Gram (+) ABSSSI in the Emergency and Outpatient Setting Unique Market Value for Each Approved Product Optimized By Company Infrastructure and Commitment to Antibiotics

Industry Leading Organization with Deep Expertise . Strong Operating Infrastructure 4 Approved Brands 18 300+ Employees 17 Years Average Sales Experience 135+ (Infectious Disease Business) Medical Science Liaisons Key Account Manager Territories

Dan Wechsler CEO >25 years; led Zyvox at Pharmacia; led pharma, generics and OTC at Bausch & Lomb; CEO at Smile Brands Paul Estrem CFO >25 years; CFO of multiple business units at Baxter Sue Cammarata, M.D. CMO >20 years; development of Cubicin and Zyvox Erin Duffy, Ph.D. CSO >20 years; leading expert in structure & function of bacterial ribosome Juliet Agranoff SVP, HR >20 years; head of HR for The Medicines Company ID franchise Lisa DeFrancesco SVP, IR >15 years; VP investor relations at Allergan Peter Di Roma SVP, QA/RA >20 years; regulatory approval of Zyvox and Baxdela Michael McGuire SVP, Comm’l >25 years of pharma marketing and anti-infectives Kevin Conway VP, Tech Ops >30 years; operational management of Humira and Kaletra launches Kate Farrington VP, Compliance >20 years of pharma industry compliance/officer roles Experienced Combined Management Team .

Organization Dedicated to Antibiotic Stewardship Antibiotic Stewardship Right Patient, Right Product, Right Length of Time .

Commercial Overview . Products Launched February 6, 2018 Favorable early uptake Launched October 28, 2017 Formulary approvals and uptake trends positive 50% of high priority target accounts have access Q4 2017 strongest quarter since 2014 launch Experienced double-digit growth Renewed focus supports continued sales growth Complementary product offering to Vabomere

Vabomere: Fixed Dose, IV Monotherapy Targeting KPC-producing, Carbapenem-resistant Enterobacteriaceae Indications: cUTI (approved) Acute pyelonephritis (approved) Attributes / Differentiation: Product for serious Gram-negative pathogens, an area of significant need Fixed dose, no requirement for plasma monitoring Meropenem “backbone” with safety profile similar to meropenem alone Conducted first & only supportive study as monotherapy in CRE infections versus a range of “best available therapy” regimens $990/day WAC 2g meropenem / 2g vaborbactam TID dosing Fixed dose .

Vabomere Reporting Positive Initial Adoption Trends >150 Accounts with Product Available >150 Accounts with Upcoming P&T or Sub-committee Review 50% Accounts Already Placed Re-orders 100% of Susceptibility Testing Devices* Currently Available * Semi-automated testing devices ..

Baxdela: Fixed Dose, IV/Oral Monotherapy Targeting Serious Mixed Pathogen Infections

Indications:

- ABSSSI (approved)
- CABP (single Phase 3, >75% enrolled)

Attributes / Differentiation:

- Gram-positive, Gram-negative, MRSA (only approved FQ with coverage)
- Interchangeable IV and Oral administration
- Fixed dose, no food effect, no drug interactions (other than antacids)
- <1% discontinuation due to treatment-related AEs in ABSSSI Phase 3s
- Large database of co-morbid patients studied


Baxdela

- $135/day WAC
- 450mg tablet
- BID dosing
- Fixed dose


Baxdela

- $265/day WAC
- 300mg vial
- BID dosing
- Fixed dose

Melinta THERAPEUTICS

13

Large ABSSSI Market Opportunity for Baxdela in Hospital, Emergency and Selected Outpatient Areas . 3 Million Hospitalized Cases 2 Million Emergency Department Cases Selected Outpatient, i.e. Peri- and Post-acute Care 10 Million Community Cases ü ü ü

First Month of Baxdela Commercial Indicators Promising >50M Commercial Lives Have Product Access (Tier 3, No Prior Authorization) 71 Accounts Allowing Product Access 34 Hospital Formulary Reviews Scheduled in Next Quarter 100% of Susceptibility Testing Devices* Currently Available . * Semi-automated testing devices

Focus on Newly Accessible Opportunities, e.g. Outpatient Clinics Surrounding Hospitals Leverage Power of 100% Dedicated Anti-infectives Business Drive Value from Reinvigorated Salesforce Orbactiv & Minocin Strategy Demonstrating Consistent Growth Since Launch . 1 2 3 $34 Million FY 2017 Sales; Anticipate Steady Growth

Attractive Product Portfolio for Multiple Sites of Care . Hospital Avoidance Hospital Transition of Care (Post-Discharge) Specialty Outpatient POD / ID / Surg Wound / Burn Urgent Care LTC High Value PCP

Company Pipeline Update

Baxdela	• EU partner Menarini submitted EMA regulatory submission for ABSSSI: Q1 2018 • LATAM partner Eurofarma submitted MA for Argentina for ABSSSI: Q1 2018 • Phase 3 CABP enrollment completion: Expected Q4 2018
Vabomere	• EMA regulatory approval: Expected Q4 2018 • TANGO-1 published; TANGO-2 data available
Orbactiv	• IV reformulation under evaluation
Minocin	• EMA approval pathway under evaluation
Fusidic Acid	• Phase 2 Bone & Joint study: 6 month primary endpoint data • ABSSSI Phase 3 met primary endpoint
Solithromycin	• Continuing to evaluate options • Meeting scheduled with BARDA • Japan partner Toyama completed enrollment in four studies
Radezolid (partnered)	• Phase 2 topical acne vulgaris trial ongoing • Formulation development initiated for bacterial vaginosis, received QIDP
ESKAPE	• Evaluating efficacy and safety credentials of >100 compounds that focus on multiple target product profiles in anticipation of IND-enabling studies in 2018

Melinta THERAPEUTICS
18

Financial Results & Guidance Paul Estrem, Chief Financial Officer .

Financial Highlights . 12 months ended Metrics (in millions) 12/31/2017 01/05/2018 Full Year Revenue* $33.9 N.A. Cash & Cash Equivalents $128.4 N.A. Long-term Debt $40.0 $148.0 Common Shares Outstanding 22.0 31.3 Options, RSUs and Warrants Outstanding 2.4 6.2 * Includes one-time license revenue of $19.9 million 2018 Cash Supports Execution of Near-term Strategic Objectives

2018 Key Financial Items Revenue Vabomere and Baxdela in early launch phase Continued combined growth of Orbactiv and Minocin (full year 2017 generated $34 million) Cost reimbursement and milestone achievements from collaborations and partnerships Key Financial Items Operating expenses (R&D and SG&A): $175-$200 million Interest expense: $18 million . Opportunity to Achieve Cash Flow Positive During 2020

Closing and Catalysts Dan Wechsler, President & Chief Executive Officer .

Attractive Growth Equity Story; Robust Antibiotics Pipeline from Discovery to Commercial; World-class Capabilities Four approved antibiotic assets with >$1 billion sales potential 4 marketed products incl. 2 launches underway Robust drug development pipeline to fuel future growth Strong combined experienced talent, processes and capabilities Nobel Prize-winning technology Proprietary discovery know-how to address emerging resistance Global footprint* with significant expansion potential Melinta Therapeutics, The Antibiotics Company * Including partnership agreements . Products Pipeline Discovery Operational Strength

2018 Key Catalysts . Launch updates Phase 3 CABP study enrollment completion Country approvals in South & Central America Launch updates EMA regulatory approval TANGO-2 additional data and potential publications Ex-US partnerships for balance of portfolio Business development opportunities Progress on ESKAPE program Focused publication strategy; 30+ planned Baxdela Vabomere Other When Strategy is Clear, EXECUTION Becomes the Strategy